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                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                         DECEMBER 1, 2008 - MAY 31, 2009

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
                                                                 AMOUNT OF     % OF      % OF
                 PURCHASE/            OFFERING       TOTAL         SHARES    OFFERING    FUNDS
   SECURITY        TRADE     SIZE OF  PRICE OF     AMOUNT OF     PURCHASED  PURCHASED    TOTAL                         PURCHASED
  PURCHASED         DATE    OFFERING   SHARES      OFFERING       BY FUND    BY FUND     ASSETS        BROKERS            FROM
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
District of      03/12/09       -      $100.40   $ 491,645,00   $12,565,000   2.56%       0.36%    Merrill Lynch   Merrill Lynch
  Columbia                                                                                         & Co., Morgan
 Income Tax                                                                                        Stanley &
  Secured                                                                                          Co.,
  Revenue                                                                                          Incorporated,
   Bonds                                                                                           Citigroup,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., J.P.
                                                                                                   Morgan, RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank &  Co.,
                                                                                                   LLC,  Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Wachovia
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association
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
  New York       03/25/09       -     $ 96.38    $364,150,000   $14,000,000   3.84%       0.40%    Goldman,        Goldman Sachs
   State                                                                                           Sachs & Co.,
Environmental                                                                                      Banc of
 Facilities                                                                                        America
Corporation                                                                                        Securities
                                                                                                   LLC,
                                                                                                   Citigroup,
                                                                                                   DEPFA First
                                                                                                   Albany
                                                                                                   Securities
                                                                                                   LLC, Fidelity
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Grisby &
                                                                                                   Associates
                                                                                                   Inc., J.P.
                                                                                                   Morgan,
                                                                                                   Lebenthal
                                                                                                   & Co., LLC,
                                                                                                   Loop Capital
                                                                                                   Markets LLC,
                                                                                                   Merrill Lynch
                                                                                                   & Co., Morgan
                                                                                                   Stanley &
                                                                                                   Co.,
                                                                                                   Incorporated,
                                                                                                   M.R. Beal  &
                                                                                                   Company,
                                                                                                   Raymond
                                                                                                   James &
                                                                                                   Associates,
                                                                                                   Inc., RBC
                                                                                                   Capital
                                                                                                   Markets
                                                                                                   Corporation,
                                                                                                   Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Siebert
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
                                                                                                   Brandford
                                                                                                   Shank &  Co.,
                                                                                                   LLC, Wachovia
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association
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